Rule 497(e)
                                                             File No. 333-44839

                                     Maxim Series Account
                                  The AICPA Variable Annuity
                                              of
                         Great-West Life & Annuity Insurance Company

                            Supplement effective July 26, 1999 to
                                  the May 1, 1999 Prospectus


On Page 11of the prospectus, please delete the disclosures regarding the Maxim Growth Index Portfolio and replace with the following:

o Maxim Value Index Portfolio seeks to provide investment results, before fees, that track the total return of the common stocks that comprise the S&P/Barra Value Index.1



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1  Standard  & Poor's  and  Barra  are not  sponsors  of,  or in any  other  way affiliated with, the Maxim Growth Index Portfolio or Maxim Series Fund.